Financial Instruments	6 Months Ended
Jun. 30, 2023
Financial Instruments
Financial Instruments

Note 6 - Financial Instruments

The Group’s financial assets comprise of non-current financial assets, current receivables and cash, which are recognized at amortized cost. The Group’s financial liabilities comprise of contingent consideration, non-current interest-bearing liabilities, other non-current liabilities, lease liabilities, accounts payable and other current liabilities, all of which except contingent consideration, are recognized at amortized cost. The carrying amount is an approximation of the fair value.

Contingent consideration are recognized at fair value, measured at Level 3 of the IFRS value hierarchy. The contingent consideration has been computed in accordance with the present value method and the probability has been taken into account if and when the various milestones will occur. The calculations are based on a discount rate of 12.0 percent. The most significant input aﬀecting the valuation of the contingent consideration is the Group’s estimate of the probability of the milestones being reached. For the three months ended June 30, 2023 and 2022, the aﬀecting profit/(loss) for the period amounted to SEK 12.5 million and (SEK 1.4 million), respectively and for the six months ended June 30, 2023 and 2022, the aﬀecting profit/(loss) for the period amounted to SEK 10.6 million and (SEK 2.7 million), respectively, which are recognized in other operating income/(expenses), net. This was attributable to the change of study design which will lead to a delay for the PBC project within the setanaxib platform. For more information see the Annual Report for 2022.